UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2019

GARRETT MOTION INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38636	82-487189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

La Pièce 16, Rolle, Switzerland, 1180		1180
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On December 2, 2019, Garrett Motion Inc. (the “Company”) filed a Summons with Notice in the Commercial Division of the Supreme Court of the State of New York, County of New York commencing an action (the “Action”) against Honeywell International Inc. (“Honeywell”) for declaratory judgment, breach of contract, breach of fiduciary duties, aiding and abetting breach of fiduciary duties, corporate waste, breach of the implied covenant of good faith and fair dealing, and unjust enrichment. A copy of the Summons with Notice is furnished as Exhibit 99.1 to this Current Report.

The lawsuit arises from the Indemnification and Reimbursement Agreement (the “Agreement”) imposed on the Company by Honeywell immediately prior to its spinoff in October 2018. This agreement, which was attached as Exhibit 2.1 to the Company’s Form 8-K filed on September 14, 2018, was not negotiated at arm’s-length, and purports to obligate Garrett to compensate Honeywell for payments relating to asbestos exposure arising from Honeywell’s legacy Bendix automotive brake business, including payments relating to punitive damages and defense costs. The Company’s lawsuit seeks to establish that the Agreement is unenforceable in whole or part and that Honeywell has breached its obligations under this Agreement by failing to provide the Company with information as to the underlying claims to which it is entitled. There can be no assurance as to the time and resources that will be required to pursue these claims or the ultimate outcome of the lawsuit, but the Company intends to press these claims aggressively.

Also, on December 2, 2019, the Company issued a press release announcing the commencement of the Action. A copy of the press release is furnished as Exhibit 99.2 to this Current Report.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements including without limitation our statements regarding our plans to pursue litigation against Honeywell. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in our annual report on Form 10-K for the year ended December 31, 2018, as well as our other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward looking statements.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1*	Summons with Notice

99.2*	Garrett Motion Inc. Press Release dated December 2, 2019

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary

Date: December 2, 2019